Investor Presentation January 2016

FORWARD-LOOKING STATEMENTS The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission. CVR Refining, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

KEY INVESTMENT HIGHLIGHTS High-Quality Assets • Scale and no single asset risk • Complementary logistics assets • High complexity refineries Strategically Located • Access to price-advantaged crudes • 100% of crude purchased is priced with reference to WTI Strong Financial Profile • Debt service is priority and paid before distributions • Provides flexibility to capitalize on mergers and acquisitions Growth Opportunities • Organic growth opportunities in logistical business • Large & small “quick hit” refinery optimization projects Experienced Management Team • Successful track record of acquiring and expanding assets 3

Company Overview 4 Company Overview • 185,000 bpcd of crude distillation • 13.0 blended complexity • Located in Group 3 of PADDII Refining • Our refineries are strategically located. Each are approximately 100 miles to 130 miles from Cushing, OK • Access to domestic inland and Canadian crudes Cushing Centric • Addition of the Pony Express pipeline – May 2015 and White Cliffs pipeline – November 2015 • Crude supply pipeline system of 170,000 bpd Logistics

Gasoline 51.8% Distillate 40.0% Other 8.2% Sweet 85.6% Medium 2.3% Heavy Sour 12.1% Gasoline 48.0% Distillate 42.9% Other 9.1% Sweet 99.5% Medium 0.5% Coffeyville Refinery - 115,000 bpcd crude throughput & 13.3 complexity Wynnewood Refinery - 70,000 bpcd crude throughput & 12.6 complexity Crude oil throughput (1) Production (1) Crude oil throughput (1) Production (1) 138,560 bpd 125,819 bpd 77,726 bpd 76,333 bpd (1) For the last twelve months ended September 30, 2015. (2) Operating expenses calculated on a per barrel of crude throughput excluding SG&A and direct turnaround expenses. (3) Other includes pet coke, NGLs, slurry, sulfur and gas oil, excludes internally produced fuel. (4) Other includes asphalt, NGL’s, slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel. (5) Includes 5.0% by volume used as blendstock. 5 (5) (3) Consolidated Favorable High Distillate Yield (1) Consolidated Low-Cost Operator (operating expenses in $/bbl) (1) (2) High-Quality Refining Assets (4)

Marketing Network Supply Network – Crude Sourcing Strategically Located Mid-Con Refineries 6

Logistics Overview  ~7.0MMbbls of total storage capacity, including ~6% of total crude oil storage capacity at Cushing o In October 2015, an additional 500,000 barrels of storage was completed at our Cushing tank farm  35,000 bpd of contracted capacity on the Keystone and Spearhead pipelines  Crude oil gathering system with a capacity over 65,000 bpd serving Kansas, Nebraska, Oklahoma, Missouri, Colorado and Texas o 170,000 bpd pipeline system supported by approximately 336 miles of owned and leased pipelines o Approximately 150 crude oil transports Crude Storage Owned / Leased Total Consumed Crude Premium (discount) to WTI Complementary Logistics Assets (MMbbls) 7 Crude Sourcing (1) Crude gathered during Q3 2015 bpcd Keystone Pipeline 25,000 Enbridge Pipeline 10,000 Pony Express Pipeline 5,000 Whitecliffs Pipeline 1,700 Gathering (1) 68,700 Cushing 74,600 Total Rated Capacity of Crude 185,000

CVR Refining Gathering Network 2005 2010 Q3 2015 • Our crude oil gathering system has grown from 7,000 bpd in 2005 to over 65,000 bpd currently. Complementary Logistics Assets (con’t) 8

Financial Overview

Key Investment Highlights Q3 2015 distribution of $1.01 per common unit Variable distribution with no MQD and no IDRs – 100% of available cash to be distributed Debt service is priority and paid before distributions Cash is reserved ratably for environmental and maintenance capital and anticipated turnaround costs associated with both refineries $250 million senior unsecured credit facility with CVR Energy to fund growth capex program  Debt covenants allow for distributions when fixed charge coverage ratio is 2.5x or higher  The $500.0 million of Notes are unsecured As of September 30, the cash balance at CVRR was $501.1 million Strong liquidity through committed credit facilities Intermediation arrangement with Vitol reduces working capital requirements Liquidity Management Distributions Capital Structure 10

Capital Structure Capitalization Net Debt 2011 2012 2013 2014 Q3 2015 LTM Debt to Capital 42% 44% 28% 29% 27% Debt to Adjusted EBITDA 1.3 0.7 0.8 0.9 0.8 11 ($ in millions) As of 9/30/2015 Cash and Equivalents 501.1$ Credit Facilities $400 mm ABL - $250 mm Parent revolver 31.5 Capital lease obligations, including current portion 48.9 6.5% Unsecured Notes due 2022 500.0 Total Debt 580.4$ Partners' Equity 1,552.5$ Total Capitalization 2,132.9$ LTM Q3 2015 Adjusted EBITDA 690.2$ LTM Q3 2015 Interest Expense & Other Financing Costs, net 41.5$ Key Credit Statistics As of 9/30/2015 Total Debt / LTM Q3 2015 Adjusted EBITDA 0.8x LTM Q3 2015 Adjusted EBITDA / LTM Q3 2015 Interest Expense, net 16.6x Total Debt / Capitalization 27.2% Liquidity As of 9/30/2015 Cash & Equivalents 501.1$ ABL Availability 400.0 Less: Letters of Credit (27.8) Parent Revolver 250.0 Less: Drawn Amount (31.5) Total Liquidity 1,091.8$

 Hedging provides protection in a downside scenario  Hedged an average of ~46,000 bpd of production in 2015 − Crack spreads hedged at an average $21.99/bbl for 2015 Hedging Summary(1) Hedging Policy Locks in Attractive Spreads (1) Hedged crack spreads represent weighted-average price of all positions for respective quarters. Data as of November 30 , 2015 Q3 ‘15 avg. $22.40 Q3 ‘15 avg. $21.14 12

Coffeyville Wynnewood Note: As of September 30, 2015 Capital Expenditures 13 Consolidated Capital Summary Nine Months Ended 2012 2013 2014 September 30, 2015 2015E 2015E Low High Environmental & Maintenance 98.4$ 169.6$ 140.3$ 66.5$ 119.0$ 130.0$ Growth 21.8 34.9 51.0 57.1 101.0 110.0 Total Capital Spending 120.2$ 204.5$ 191.3$ 123.6$ 220.0$ 240.0$

Distribution History 14 Q3 ‘15 LTM Distribution: $3.12 / unit or 16% yield(1) (1) December 21, 2015 closing unit price

Appendix

Refinery crude throughput Refining gross margin (1) Pro forma for Wynnewood acquisition NYMEX 2-1-1 Crack Spread Adjusted EBITDA (2) Pro forma for Wynnewood acquisition Source: Company filings. Note: 2010 numbers for Coffeyville only. (1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. (2) Represents EBITDA adjusted for FIFO impact, non-cash share-based compensation, loss on extinguishment of debt, major scheduled turnaround expenses, Wynnewood acquisition transaction fees and integration expenses, loss on disposition of assets and gains and losses on derivatives not settled. (mbpd) ($/bbl) ($ in millions) Pro forma for Wynnewood acquisition Historical Financial Summary ($/bbl) 16 Pro forma for Wynnewood acquisition

Source: Company filings. (1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. (2) Represents EBITDA adjusted for FIFO impact, non-cash share-based compensation, major scheduled turnaround expenses, and gains and losses on derivatives not settled. Refinery Crude Throughput Refining Gross Margin (1) NYMEX 2-1-1 Crack Spread (mbpd) ($/bbl) ($ in millions) ($/bbl) Adjusted EBITDA (2) and Available Cash for Distribution Q3 Financial Summary 17

Available Cash Calculation 18 Three Months Ended September 30, 2015 (in millions, except per unit data) Reconcilation of Adjusted EBITDA to Available cash for distribtution Adjusted EBITDA 229.6$ Adjustments: Less: Cash needs for debt service (10.0) Reserves for environmental and maintenance capital expenditures (31.2) Reserves for turnarounds (8.7) Reserves for future operating needs (30.0) Available cash for distribution 149.7$ Available cash for distribution, per unit 1.01$ Common Units oustanding (in thousands) 147,600

Non-GAAP Financial Measures EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for (i) FIFO impact (favorable) unfavorable, (ii) share-based compensation, non-cash, (iii) loss on disposition of assets, (iv) loss on extinguishment of debt, (v) major scheduled turnaround expenses, (vi) (gain) loss on derivatives, net, (vii) current period settlements on derivative contracts and (viii) Wynnewood acquisition transaction fees and integration expenses and (ix) flood insurance recovery. We present Adjusted EBITDA because it is the starting point for our available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand our ability to make distributions to our common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 19

Non-GAAP Financial Measures Direct Operating Expenses (Excluding Major Scheduled Turnaround Expenses) Per Crude Oil Throughput Barrel is a measurement calculated by excluding major scheduled turnaround expenses from direct operating expenses (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP. Management believes direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput most directly represents ongoing direct operating expenses at our refineries. Gross Profit (Excluding Major Scheduled Turnaround Expenses and Adjusted for FIFO Impact) Per Crude Oil Throughput Barrel is calculated as the difference between net sales, cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact, direct operating expenses (exclusive of depreciation and amortization) excluding scheduled turnaround expenses divided by our refineries’ crude oil throughput volumes for the respective periods presented. Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating our refineries’ performance and our ongoing operating results. Our calculation of gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact per crude oil throughput may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. 20

Non-GAAP Financial Measures Refining Margin Per Crude Oil Throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries' performance as a general indication of the amount above our cost of product sold at which we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. 21

(a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impact when crude oil prices increase and unfavorable FIFO impact when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period. (b) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at the inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (cont’d) Non-GAAP Financial Measures 22 ($ in millions) CVR Refining, LP Pro Forma LTM Year Ended December 31, 2010 2011 2012 2013 2014 Q3 2015 2011 (unaudited) Net Income 38.2$ 480.3$ 595.3$ 590.4$ 358.7$ 304.9$ 749.0$ Add: Interest expense and other financing costs, net of interest income 49.7 53.0 76.2 43.7 33.9 41.5 41.7 Depreciation and amortization 66.4 69.8 107.6 114.3 122.5 130.7 98.9 EBITDA 154.3 603.1 779.1 748.4 515.1 477.1 889.6 Add: FIFO impact (favorable) / unfavorable (a) (31.7) (25.6) 58.4 (21.3) 160.8 188.3 (46.6) Share-based compensation, non-cash 11.5 8.9 18.5 9.5 2.3 0.9 8.9 Loss on disposition of assets 1.3 2.5 - - - - 2.5 Loss on extinguishment of debt 16.6 2.1 37.5 26.1 - - 2.1 Wynnewood acquisition transaction fees and integration expenses - 5.2 11.0 - - - 5.2 Major scheduled turnaround expenses 1.2 66.4 123.7 - 6.8 18.5 66.4 (Gain) loss on derivatives, net 1.5 (78.1) 285.6 (57.1) (185.6) 37.7 (36.4) Current period settlements on derivative contracts (b) (2.1) (7.2) (137.6) 6.4 122.2 (5.0) (49.0) Flood Insurance Recovery - - - - - (27.3) - Adjusted EBITDA 152.6$ 577.3$ 1,176.2$ 712.0$ 621.6$ 690.2$ 842.7$ Year Ended December 31, CVR Refining, LP Historical Consolidated & Combined

(a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impact when crude oil prices increase and unfavorable FIFO impact when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period. (b) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at the inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (cont’d) Non-GAAP Financial Measures 23 ($ in millions) 9/30/2015 9/30/2014 Net Income 138.9$ 21.8$ Add: Interest expense and other financing costs, net of interest income 10.3 7.8 Income tax expense - - Depreciation and amortization 29.9 29.7 EBITDA 179.1 59.3 Add: FIFO impact (favorable)/unfavorable (a) 45.6 52.0 Share-based compensation, non-cash 0.3 0.6 Major scheduled turnaround expenses 15.6 5.5 (Gain) loss on derivatives, net (11.8) (25.7) Current period settlements on derivative contracts (b) 0.8 38.2 Adjusted EBITDA 229.6$ 129.9$ ($ in millions, except per barrel data) 9/30/2015 9/30/2014 Net sales 1,361.6$ 2,215.2$ Less: cost of product sold 1,063.7 2,053.7 Refining margin 297.9 161.5 Add: FIFO impact (favorable)/unfavorable 45.6 52.0 Refining margin adjusted for FIFO impact 343.5 213.5 Crude oil throughput (bpd) 200,156 176,367 Refining margin per crude oil throughput barrel 16.17$ 9.96$ Refining margin per crude oil throughput barrel adjusted for FIFO impact 18.65$ 13.16$ Three Months Ended Three Months Ended CVR Refining, LP CVR Refining, LP

($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2010 2011 2012 2013 2014 2011 (unaudited) Direct operating expenses 153.1$ 247.7$ 426.5$ 361.7$ 416.0$ 345.0$ Less: major scheduled turnaround expenses (1.2) (66.4) (123.7) - (6.8) (66.4) Direct operating expenses excluding major scheduled turnaround expenses 151.9 181.3 302.8 361.7 409.2 278.6 Crude oil throughput (bpd) 113,365 103,702 169,356 187,568 196,545 162,437 Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel 3.67$ 4.79$ 4.89$ 5.28$ 5.70$ 4.70$ CVR Refining, LP Historical Consolidated & Combined Year Ended December 31, (cont’d) Non-GAAP Financial Measures 24

(cont’d) Non-GAAP Financial Measures 25 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2010 2011 2012 2013 2014 2011 (unaudited) Net sales 3,905.6$ 4,752.8$ 8,281.7$ 8,683.5$ 8,829.7$ 7,398.3$ Cost of product sold 3,539.8 3,927.6 6,667.5 7,526.7 8,013.4 6,126.0 Direct operating expenses 153.1 247.7 426.5 361.7 416.0 345.0 Depreciation and amortization 66.4 69.8 107.6 114.3 122.5 98.9 Gross profit 146.3 507.7 1,080.1 680.8 277.8 828.4 Add: Major scheduled turnaround expenses 1.2 66.4 123.7 - 6.8 66.4 FIFO impact (favorable)/unfavorable (31.7) (25.6) 58.4 (21.3) 160.8 (46.6) Gross profit excluding major scheduled turnaround expenses and 115.8 548.5 1,262.2 659.5 445.4 848.2 adjusted for FIFO impact Crude oil throughput (bpd) 113,365 103,702 169,356 187,568 196,545 162,437 Gross profit excluding major scheduled turnaround expenses and 2.80$ 14.49$ 20.36$ 9.63$ 6.21$ 14.31$ adjusted for FIFO impact per barrel ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2010 2011 2012 2013 2014 2011 (unaudited) Net sales 3,905.6$ 4,752.8$ 8,281.7$ 8,683.5$ 8,829.7$ 7,398.3$ Less: cost of product sold 3,539.8 3,927.6 6,667.5 7,526.7 8,013.4 6,126.0 Refining margin 365.8 825.2 1,614.2 1,156.8 816.3 1,272.3 Add: FIFO impact (favorable)/unfavorable (31.7) (25.6) 58.4 (21.3) 160.8 (46.6) Refining margin adjusted for FIFO impact 334.1 799.6 1,672.6 1,135.5 977.1 1,225.7 Crude oil throughput (bpd) 113,365 103,702 169,356 187,568 196,545 162,437 Refining margin per crude oil throughput barrel 8.84$ 21.80$ 26.04$ 16.90$ 11.38$ 21.46$ Refining margin per crude oil throughput barrel adjusted for FIFO impact 8.07$ 21.12$ 26.98$ 16.59$ 13.62$ 20.67$ CVR Refining, LP Historical Consolidated & Combined Year Ended December 31, CVR Refining, LP Historical Consolidated & Combined Year Ended December 31,

Capital Expenditures Note: As of September 30, 2015 26 Nine Months Ended 2015 2015 Capital Expenditures by Refinery 2012 2013 2014 September 30 2015 Estimate Low Estimate High Coffeyville refinery: Environmental & Maintenance 40.4$ 52.6$ 74.8$ 40.9$ 82.0$ 86.0$ Growth 2.0 3.6 5.5 41.3 82.0 86.0 Coffeyville refinery total capital 42.4 56.2 80.3 82.2 164.0 172.0 Wynnewood refinery: Environmental & Maintenance 51.6 105.3 58.5 17.7 28.0 32.0 Growth 0.8 24.9 38.9 6.2 7.0 9.0 Wynnewood refinery total capital 52.4 130.2 97.4 23.9 35.0 41.0 Other Petroleum: Environmental & Maintenance 6.4 11.7 7.0 7.9 9.0 12.0 Growth 19.0 6.4 6.6 9.6 12.0 15.0 Other petroleum total capital 25.4 18.1 13.6 17.5 21.0 27.0 Total capital spending 120.2$ 204.5$ 191.3$ 123.6$ 220.0$ 240.0$

Management Team with Proven Track Record of Success John Lipinski CEO & President John Walter SVP, General Counsel & Secretary  Prior to the formation of CVR, Mr. Lipinski served as CEO and President of Coffeyville Resources, LLC since 2005  Mr. Lipinski has over 40 years of experience in the petroleum refining industry  Prior to appointment, Mr. Walter served as Vice President, Associate General Counsel and Assistant Secretary to CVR and its subsidiaries  Mr. Walter was previously an associate with Stinson Morrison Hecker, LLP and Seigfreid, Bingham, Levy, Selzer & Gee, P.C. Susan Ball Chief Financial Officer & Treasurer  Prior to joining CVR, Ms. Ball served as a Tax Managing Director with KPMG LLP  Ms. Ball has over 30 years of experience in the accounting industry David Landreth SVP, Economics & Planning  Prior to the formation of CVR, Mr. Landreth served as VP, Economics and Planning of Coffeyville Resources, LLC  Mr. Landreth has more than 30 years experience in refining and petrochemicals Robert Haugen EVP, Refining Operations  Prior to the formation of CVR, Mr. Haugen served as EVP – Engineering & Construction at Coffeyville Resources, LLC  Mr. Haugen has over 30 years of experience in the refining, petrochemical and nitrogen fertilizer industries 27 Martin Power Chief Commercial Officer  Prior to joining CVR, Mr. Power served as manager of business and development and trading manager for Koch Supply & Trading, LP  Mr. Power has over 35 years of experience in crude oil and petroleum product trading, marketing, logistics and business development

Petroleum Refining and Logistics Operating Subsidiaries (3) CVR Refining, LLC CVR Refining, LP (CVRR) Coffeyville Finance Inc. CVR Refining Holdings, LLC 100% 100% 100% CVR Partners, LP (UAN) 100% Public Public 47% 100% 66% CVR Refining GP, LLC IEP 30% CVR GP, LLC 100% CVR Energy, Inc. (CVI) Coffeyville Resources, LLC 53% IEP 82% 18% 100% Fertilizer Operating Subsidiaries (2) Holding Companies (1) 100% (1) Includes Coffeyville Nitrogen Fertilizers, Inc., CL JV Holdings, LLC, Coffeyville Refining & Marketing Holdings, Inc., Coffeyville Refining & Marketing, Inc., Coffeyville Terminal, Inc., Coffeyville Crude Transportation, Inc., and Coffeyville Pipeline, Inc. (2) Includes Coffeyville Resources Nitrogen Fertilizers, LLC. (3) Includes Wynnewood Energy Company, LLC, Wynnewood Refining Company, LLC, Coffeyville Resources Refining & Marketing, LLC, Coffeyville Resources Crude Transportation, LLC, Coffeyville Resources Terminal, LLC, and Coffeyville Resources Pipeline, LLC. Public 4% Organizational Structure 28